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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 8, 2006

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                           Orleans Homebuilders, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                        1-6830                 59-0874323
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(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)

          One Greenwood Square, Suite 101
          3333 Street Road, Bensalem, PA                            19020
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     (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code: (215) 245-7500
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On February 8, 2006, Orleans Homebuilders, Inc. issued a press release announcing its financial results for the three and six months ended December 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

Use of Non-GAAP Financial Information

     To supplement the Company's consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), the Company uses the non-GAAP measure of EBIDTA for the three and six months ended December 31, 2005 and December 31, 2004. EBITDA represents net earnings before interest expense, previously capitalized interest amortized to residential properties cost of sales, income taxes, depreciation, amortization, and extraordinary items.

     The Company's management reviews this non-GAAP measure internally to evaluate the Company's performance and manage its operations. In addition, since the Company has historically provided non-GAAP results and guidance to the investment community, the Company believes that the inclusion of EBITDA provides consistent and comparable measures to help investors understand the Company's current and future operating results. The non-GAAP measure included in the press release attached hereto as Exhibit 99.1 has been reconciled to the comparable GAAP measure as required under SEC rules regarding the use of non-GAAP financial measures. The Company urges investors to carefully review the GAAP financial information included as part of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

     The following exhibit is furnished with this Current Report on Form 8-K:

     Exhibit
     No.         Description
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     99.1        Press release of Orleans Homebuilders, Inc. dated
                 February 8, 2006.

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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ORLEANS HOMEBUILDERS, INC.


Dated: February 9, 2006                             By: Joseph A. Santangelo
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                                                        Joseph A. Santangelo
                                                        Chief Financial Officer

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                                  EXHIBIT INDEX

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit
No.         Item
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99.1*       Press release of Orleans Homebuilders, Inc. dated February 8, 2006.

* Filed electronically herewith.